Fees Summary	Nov. 26, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	54,792.50
Total Transaction Valuation	396,759,600.00
Total Offset Amount	0.00
Net Fee	$ 54,792.50